Exhibit 99.1
GameStop Reports Fourth Quarter and Fiscal Year 2022 Results

GRAPEVINE, Texas--(BUSINESS WIRE)--Mar. 21, 2023-- GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the fourth quarter and fiscal year ended January 28, 2023. The Company’s condensed and consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-K and supplemental information can be found at https://investor.gamestop.com.

FOURTH QUARTER OVERVIEW

•Net sales were $2.226 billion, compared to $2.254 billion in the prior year's fourth quarter.

•Selling, general and administrative (“SG&A”) expenses were $453.4 million, or 20.4% of sales, compared to $538.9 million, or 23.9% of sales, in the prior year's fourth quarter.

•Net income was $48.2 million, compared to a net loss of $147.5 million for the prior year’s fourth quarter.

•Inventory was $682.9 million at the close of the period, compared to $915.0 million at the close of the prior year's fourth quarter, reflecting the Company’s ongoing focus on maintaining a healthy inventory position.

•Cash, cash equivalents and marketable securities were $1.391 billion at the close of the quarter.

•Long-term debt remains limited to a low-interest, unsecured term loan associated with the French government’s response to COVID-19.

FULL YEAR OVERVIEW

•Generated net sales of $5.927 billion for the fiscal year, compared to $6.011 billion for fiscal year 2021.

•Increased full-year sales in the collectibles category, which is an area in which the Company continues prioritizing long-term growth.

•Completed the majority of implementations and upgrades related to the Company’s infrastructure, systems, shipping capabilities, and online and mobile platforms.

•Initiated cost cutting initiatives and headcount reductions over the course of the year to increase operational efficiency.

•Established an equity incentive program for store leaders and tenured associates to increase their compensation and strengthen alignment of interests with fellow stockholders.

•Set a go-forward strategic direction focused on efficiency, profitability and pragmatic growth.

CONFERENCE CALL INFORMATION

The Company will host an investor conference call today, March 21, 2023, at 5:00 p.m. ET to review its financial results. The phone number for the investor conference call is 1-877-407-6169 and the confirmation code is 13736983. This call, along with supplemental information, can also be accessed at https://investor.gamestop.com. A recording of the conference call will be made available on the Company’s investor relations website for two months.

NON-GAAP MEASURES AND OTHER METRICS

As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), GameStop may use certain non-GAAP measures, such as adjusted SG&A expenses, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share, Adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted SG&A, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share and Adjusted EBITDA exclude the effect of items such as transformation costs, asset impairments, store closure costs, severance, as well as divestiture costs. Results reported as constant currency exclude the impact of fluctuations in foreign currency exchange rates by converting the Company’s local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company’s current period reported results. The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, sales growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2023, future financial and operating results, projections and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to manage its profitability and cost reduction initiatives; turnover in senior management or the Company’s ability to attract and retain qualified personnel; potential damage to the Company’s reputation or customers' perception of the Company; risks associated with new digital asset products and services; the Company’s ability to maintain the security or privacy of its customer, associate or Company information; occurrence of weather events, natural disasters, public health crises and other unexpected events; potential failure or inadequacy of the Company's computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; the potential monetary losses, user disputes, reputational harm and regulatory scrutiny from any hacking, social engineering or other cyber attacks in connection with digital assets; the potential failure or inadequacy of the Company’s or its third party partners’ systems or blockchain networks related to the Company’s digital asset products and services; the unique risks and challenges related to content moderation and control from peer-to-peer NFT marketplaces; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; the evolution of government regulation related to the Company’s business initiatives; potential future litigation and other legal proceedings; potential legal, regulatory and other actions arising from the Company’s digital asset products and services; potential investigations or litigation arising from the Company’s digital asset investments, products or services; potential exposure to litigation arising from violations of law by third parties using the Company’s digital asset products or services; potential unfavorable development regarding treatment of digital assets under U.S. and foreign tax laws; the Company’s ability to comply with anti-money laundering and sanctions laws in connection with its digital asset products and services; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A Common Stock; fluctuations in the Company’s results of operations from quarter to quarter; the restrictions contained in the agreement governing the Company’s revolving credit facility; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; the Company’s ability to implement a new ERP system; the Company’s ability to maintain effective control over financial reporting; and the effects of recent developments on the price of digital assets and reputation of the digital asset industry. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's most recent Annual Report on Form 10-K and other filings made from time to time with the SEC and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022
Net sales	$2,226.4	$2,253.9
Cost of sales	1,726.6	1,875.7
Gross profit	499.8	378.2
Selling, general and administrative expenses	453.4	538.9
Asset impairments	0.2	6.1
Operating earnings (loss)	46.2	(166.8)
Interest (income) expense and other, net	(6.2)	0.9
Earnings (loss) before income taxes	52.4	(167.7)
Income tax expense (benefit)	4.2	(20.2)
Net income (loss)	$48.2	$(147.5)

Earnings (loss) per share:
Basic earnings (loss) per share	$0.16	$(0.49)
Diluted earnings (loss) per share	0.16	(0.49)

Weighted average common shares outstanding:
Basic	304.3	303.6
Diluted	304.5	303.6

Percentage of Net Sales:
Net sales	100.0%	100.0%
Cost of sales	77.6%	83.2%
Gross profit	22.5%	16.8%
Selling, general and administrative expenses	20.4%	23.9%
Asset impairments	—%	0.3%
Operating earnings (loss)	2.1%	(7.4)%
Interest (income) expense and other, net	(0.3)%	—%
Earnings (loss) before income taxes	2.4%	(7.4)%
Income tax expense (benefit)	0.2%	(0.9)%
Net income (loss)	2.2%	(6.5)%

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	52 weeks ended January 28, 2023	52 weeks ended January 29, 2022
Net sales	$5,927.2	$6,010.7
Cost of sales	4,555.1	4,662.9
Gross profit	1,372.1	1,347.8
Selling, general and administrative expenses	1,681.0	1,709.6
Asset impairments	2.7	6.7
Operating loss	(311.6)	(368.5)
Interest (income) expense and other, net	(9.5)	26.9
Loss before income taxes	(302.1)	(395.4)
Income tax expense (benefit)	11.0	(14.1)
Net loss	$(313.1)	$(381.3)

Loss per share:
Basic loss per share	$(1.03)	$(1.31)
Diluted loss per share	(1.03)	(1.31)

Weighted average common shares outstanding:
Basic	304.2	290.4
Diluted	304.2	290.4

Percentage of Net Sales:
Net sales	100.0%	100.0%
Cost of sales	76.9%	77.6%
Gross profit	23.1%	22.4%
Selling, general and administrative expenses	28.4%	28.4%
Asset impairments	—%	0.1%
Operating loss	(5.3)%	(6.1)%
Interest (income) expense and other, net	(0.2)%	0.5%
Loss before income taxes	(5.1)%	(6.6)%
Income tax expense (benefit)	0.2%	(0.2)%
Net loss	(5.3)%	(6.3)%

GameStop Corp.
Consolidated Balance Sheets
(in millions)
(unaudited)

	January 28, 2023	January 29, 2022
Current assets:
Cash and cash equivalents	$1,139.0	$1,271.4
Marketable securities	251.6	—
Receivables, net of allowance of $2.2 and $3.3, respectively	153.9	141.1
Merchandise inventories	682.9	915.0
Prepaid expenses and other current assets	96.3	271.3
Total current assets	2,323.7	2,598.8
Property and equipment, net of accumulated depreciation of $1,006.8 and $1,029.8, respectively	136.5	163.6
Operating lease right-of-use assets	560.8	586.6
Deferred income taxes	18.3	16.3
Other noncurrent assets	74.1	134.0
Total assets	$3,113.4	$3,499.3

Current liabilities:
Accounts payable	$531.3	$471.0
Accrued liabilities and other current liabilities	602.3	668.9
Current portion of operating lease liabilities	194.7	210.7
Current portion of long-term debt	10.8	4.1
Total current liabilities	1,339.1	1,354.7
Long-term debt	28.7	40.5
Operating lease liabilities	382.4	393.7
Other long-term liabilities	40.9	107.9
Total liabilities	1,791.1	1,896.8
Stockholders’ equity	1,322.3	1,602.5
Total liabilities and stockholders’ equity	$3,113.4	$3,499.3

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022
Cash flows from operating activities:
Net income (loss)	$48.2	$(147.5)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	14.2	24.0
Gain on sale of digital assets	(0.1)	—
Digital asset impairments	0.1	—
Asset impairments	0.2	6.1
Stock-based compensation expense	7.9	9.8
Deferred income taxes	(2.6)	(16.3)
(Gain) loss on disposal of property and equipment, net	(2.6)	3.5
Other	(5.7)	(2.1)
Changes in operating assets and liabilities:
Receivables, net	(30.1)	(59.4)
Merchandise inventories	474.6	215.6
Prepaid expenses and other assets	13.5	(1.4)
Prepaid income taxes and income taxes payable	171.5	(8.8)
Accounts payable and accrued liabilities	(354.9)	(152.5)
Operating lease right-of-use assets and lease liabilities	2.8	17.2
Changes in other long-term liabilities	1.2	1.5
Net cash flows provided by (used in) operating activities	338.2	(110.3)
Cash flows from investing activities:
Capital expenditures	(11.6)	(21.3)
Purchases of marketable securities	(39.8)	—
Proceeds from maturities of marketable securities	27.5	—
Proceeds from sale of digital assets	4.5	—
Other	0.3	(2.3)
Net cash flows used in investing activities	(19.1)	(23.6)
Cash flows from financing activities:
Payments of financing costs	—	(3.0)
Repayments of French term loans	(3.9)	—
Settlement of stock-based awards	(0.7)	(0.2)
Net cash flows used in financing activities	(4.6)	(3.2)
Exchange rate effect on cash, cash equivalents and restricted cash	22.0	(11.1)
Increase (decrease) in cash, cash equivalents and restricted cash	336.5	(148.2)
Cash, cash equivalents and restricted cash at beginning of period	859.5	1,468.1
Cash, cash equivalents and restricted cash at end of period	$1,196.0	$1,319.9

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	52 weeks ended January 28, 2023	52 weeks ended January 29, 2022
Cash flows from operating activities:
Net loss	$(313.1)	$(381.3)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	61.7	77.2
Loss on retirement of debt	—	18.2
Asset impairments	2.7	6.7
Stock-based compensation expense	40.1	30.5
Gain on sale of digital assets	(7.2)	—
Digital asset impairments	34.0	—
Deferred income taxes	(2.6)	(16.3)
Loss on disposal of property and equipment, net	2.5	5.4
Other	1.2	(3.5)
Changes in operating assets and liabilities:
Receivables, net	(16.8)	(38.4)
Merchandise inventories	229.6	(329.6)
Prepaid expenses and other assets	(25.2)	(6.5)
Prepaid income taxes and income taxes payable	172.4	(21.7)
Accounts payable and accrued liabilities	(66.2)	224.4
Operating lease right-of-use assets and lease liabilities	(4.9)	(0.9)
Changes in other long-term liabilities	—	1.5
Net cash flows provided by (used in) operating activities	108.2	(434.3)
Cash flows from investing activities:
Capital expenditures	(55.9)	(62.0)
Purchases of marketable securities	(276.8)	—
Proceeds from maturities of marketable securities	27.5	—
Proceeds from sale of digital assets	81.9	—
Other	0.6	(2.8)
Net cash flows used in investing activities	(222.7)	(64.8)
Cash flows from financing activities:
Proceeds from issuance of common stock, net of costs	—	1,672.8
Net repayments of senior notes	—	(307.4)
Repayments of revolver borrowings	—	(25.0)
Repayments of French term loans	(3.9)	—
Settlement of stock-based awards	(4.0)	(136.8)
Payments of financing costs	—	(3.0)
Net cash flows (used in) provided by financing activities	(7.9)	1,200.6
Exchange rate effect on cash, cash equivalents and restricted cash	(1.5)	(16.6)
(Decrease) increase in cash, cash equivalents and restricted cash	(123.9)	684.9
Cash, cash equivalents and restricted cash at beginning of period	1,319.9	635.0
Cash, cash equivalents and restricted cash at end of period	$1,196.0	$1,319.9

GameStop Corp.
Schedule I
Sales Mix
(in millions)
(unaudited)

	13 Weeks Ended January 28, 2023		13 Weeks Ended January 29, 2022
Net Sales:	Net Sales	Percent of Total	Net Sales	Percent of Total

Hardware and accessories(1)	$1,242.8	55.8%	$1,188.7	52.7%
Software(2)	670.4	30.1%	785.9	34.9%
Collectibles	313.2	14.1%	279.3	12.4%
Total	$2,226.4	100.0%	$2,253.9	100.0%

	52 weeks ended January 28, 2023		52 weeks ended January 29, 2022
Net Sales:	Net Sales	Percent of Total	Net Sales	Percent of Total

Hardware and accessories(1)	$3,140.0	53.0%	$3,171.7	52.8%
Software(2)	1,822.6	30.7%	2,014.8	33.5%
Collectibles	964.6	16.3%	824.2	13.7%
Total	$5,927.2	100.0%	$6,010.7	100.0%

(1) Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are packaged together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.
(2) Includes sales of new and pre-owned video game software, digital software and PC entertainment software.

GameStop Corp.
Schedule II
(in millions)
(unaudited)

Non-GAAP results
The following tables reconcile the Company's SG&A, operating earnings, net income (loss) and earnings (loss) per share as presented in its consolidated statements of operations and prepared in accordance with United States generally accepted accounting principles ("GAAP") to its adjusted SG&A, adjusted operating income (loss), adjusted net income (loss) and adjusted earnings (loss) per share. The diluted weighted-average shares outstanding used to calculate adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The tax adjustments below for the 13 and 52 weeks ended January 28, 2023, respectively, include provisions for the tax effects of non-GAAP adjustments. The reconciliations below are from continuing operations only.

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022	52 Weeks Ended January 28, 2023	52 Weeks Ended January 29, 2022

Adjusted SG&A
SG&A	$453.4	$538.9	$1,681.0	$1,709.6
Transformation costs(1)(3)	(0.5)	—	(0.9)	(24.7)
Significant transactions (2)	—	—	—	(0.4)
Divestitures and other (3)	—	—	—	(0.1)
Adjusted SG&A	$452.9	$538.9	$1,680.1	$1,684.4

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022	52 Weeks Ended January 28, 2023	52 Weeks Ended January 29, 2022
Adjusted Operating Income (Loss)
Operating earnings (loss)	$46.2	$(166.8)	$(311.6)	$(368.5)
Transformation costs(1)(3)	0.5	—	0.9	24.7
Asset impairments	0.2	6.1	2.7	6.7
Significant transactions (2)	—	—	—	0.4
Divestitures and other (3)	—	—	—	0.1
Adjusted operating income (loss)	$46.9	$(160.7)	$(308.0)	$(336.6)

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022	52 Weeks Ended January 28, 2023	52 Weeks Ended January 29, 2022
Adjusted Net Income (Loss)
Net income (loss)	$48.2	$(147.5)	$(313.1)	$(381.3)
Transformation costs(1)(3)	0.5	—	0.9	24.7
Asset impairments	0.2	6.1	2.7	6.7
Significant transactions (2)	—	—	—	18.6
Divestitures and other (3)	—	—	—	0.1
Adjusted net income (loss)	$48.9	$(141.4)	$(309.5)	$(331.2)

Adjusted Earnings (Loss) Per Share
Basic	$0.16	$(0.47)	$(1.02)	$(1.14)
Diluted	$0.16	$(0.47)	$(1.02)	$(1.14)

Number of shares used in adjusted calculation
Basic	304.3	303.6	304.2	290.4
Diluted	304.5	303.6	304.2	290.4
(1) Current year includes the impact of cash severance costs partially offset by stock-based compensation forfeitures related to workforce optimization efforts in connection with our transformation initiatives. Prior year includes cash severance and stock-based compensation costs for key personnel that separated from the Company and expenses for consultants and advisors related to the transformation initiatives.

(2) Prior year includes transaction costs associated with our at-the-market ("ATM") offering. Adjusted net loss in the prior year also includes the impact of the make-whole premium and accelerated amortization associated with the voluntary redemption of the 2023 Senior Notes recognized in interest (income) expense and other, net in our Consolidated Statements of Operations.

(3) Prior year amount related to cash severance costs and stock-based compensation have been reclassified to conform to the current year presentation.

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022	52 Weeks Ended January 28, 2023	52 Weeks Ended January 29, 2022
Reconciliation of Adjusted EBITDA to Net Income (Loss)
Net income (loss)	$48.2	$(147.5)	$(313.1)	$(381.3)
Interest (income) expense and other, net	(6.2)	0.9	(9.5)	26.9
Depreciation and amortization	14.2	24.0	61.7	77.2
Income tax expense (benefit)	4.2	(20.2)	11.0	(14.1)
EBITDA	$60.4	$(142.8)	$(249.9)	$(291.3)
Stock-based compensation expense	21.4	9.8	53.6	22.5
Transformation costs(1)(3)	0.5	—	0.9	24.7
Asset impairments	0.2	6.1	2.7	6.7
Significant transactions(2)	—	—	—	0.4
Divestitures and other(3)	—	—	—	0.1
Adjusted EBITDA	$82.5	$(126.9)	$(192.7)	$(236.9)

(1) Current year includes the impact of cash severance costs partially offset by stock-based compensation forfeitures related to workforce optimization efforts in connection with our transformation initiatives. Prior year includes cash severance and stock-based compensation costs for key personnel that separated from the Company and expenses for consultants and advisors related to the transformation initiatives.

(2) Prior year includes transaction costs associated with the ATM offering.

(3) Prior year amounts related to cash severance costs and stock-based compensation have been reclassified to conform to the current year presentation.

GameStop Corp.
Schedule III
(in millions)
(unaudited)

Non-GAAP results
The following table reconciles the Company's cash flows provided by operating activities as presented in its unaudited Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow.

	13 Weeks Ended January 28, 2023	13 Weeks Ended January 29, 2022	52 Weeks Ended January 28, 2023	52 Weeks Ended January 29, 2022
Net cash flows provided by (used in) operating activities	$338.2	$(110.3)	$108.2	$(434.3)
Capital expenditures	(11.6)	(21.3)	(55.9)	(62.0)
Free cash flow	$326.6	$(131.6)	$52.3	$(496.3)

Non-GAAP Measures and Other Metrics
Adjusted EBITDA, adjusted SG&A expense, adjusted operating income, adjusted net income and adjusted earnings (loss) per share are supplemental financial measures of the Company’s performance that are not required by, or presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations.

We define Adjusted EBITDA as net income (loss) before income taxes, net interest (income) expense, depreciation and amortization, stock-based compensation expense, transformation costs, business divestitures, asset impairments, severance and other non-cash charges. Net income (loss) is the GAAP financial measure most directly comparable to Adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:

•Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;
•Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•Adjusted EBITDA does not reflect changes in, or cash requirements for our working capital needs;
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

We compensate for the limitations of Adjusted EBITDA, adjusted SG&A expense, adjusted operating income, adjusted net income and adjusted earnings (loss) per share as analytical tools by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA, adjusted SG&A expense, adjusted operating income, adjusted net income and adjusted earnings (loss) per share is provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA, adjusted SG&A expense, adjusted operating income, adjusted net income and adjusted earnings (loss) per share may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Contact
GameStop Corp. Investor Relations
(817) 424-2001
ir@gamestop.com